EXHIBIT 99(a)

A signed original of this written statement required by Section 906 has been provided to Vulcan Materials Company and will be retained by Vulcan Materials Company and furnished to the Securities and Exchange Commission or its staff upon request.

Certificate of Chief Executive Officer of Vulcan Materials Company Pursuant to 18 U.S.C. Section 1350 As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

             I, Donald M. James, Chairman and Chief Executive Officer of Vulcan Materials Company, certify that the Quarterly Report on Form 10-Q (the "Report") for the quarter ended March 31, 2003, filed with the Securities and Exchange Commission on the date hereof:

(i)	fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and
(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Vulcan Materials Company.
/s/Donald M. James Donald M. James Chairman and Chief Executive Officer April 30, 2003

EXHIBIT 99(b)

A signed original of this written statement required by Section 906 has been provided to Vulcan Materials Company and will be retained by Vulcan Materials Company and furnished to the Securities and Exchange Commission or its staff upon request.

Certificate of Chief Financial Officer of Vulcan Materials Company Pursuant to 18 U.S.C. Section 1350 As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

             I, Mark E. Tomkins, Senior Vice President and Chief Financial Officer of Vulcan Materials Company, certify that the Quarterly Report on Form 10-Q (the "Report") for the quarter ended March 31, 2003, filed with the Securities and Exchange Commission on the date hereof:

(i)	fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and
(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Vulcan Materials Company.
/s/Mark E. Tomkins Mark E. Tomkins Senior Vice President and Chief Financial Officer April 30, 2003